UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010
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OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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1661 Worthington Road
Suite 100
West Palm Beach, Florida 33409
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.            Regulation FD Disclosure

On September 14, 2010, Ocwen Financial  Corporation (“Ocwen”) is making a presentation at the 2010 Global Financial Services Conference sponsored by Barclays Capital, the investment banking division of Barclays Bank PLC.  A copy of Ocwen’s slide presentation for such conference is attached as  Exhibit 99.1  hereto.  Such slide presentation shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01             Financial Statements and Exhibits

  (a) – (c)              Not applicable.

  (d)                       Exhibits:

99.1	Ocwen Financial Corporation Slide Presentation for 2010 Global Financial Services Conference, September 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCWEN FINANCIAL CORPORATION

By:	/s/ John Van Vlack
John Van Vlack Executive Vice President, Chief Financial Officer and Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)

DATE: September 14, 2010